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                                  Exhibit 99.1

    Certifications Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

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                                                                    Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                                   AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Florida Savings Bancorp, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, Bernard Janis, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. (S)1350, as added by 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

                                         /s/ Bernard Janis
                                        ------------------------------
                                        Bernard Janis
                                        Chief Executive Officer

March 31, 2003

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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                                   AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Florida Savings Bancorp, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, David P. Stark, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. (S)1350, as added by 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

                                        /s/ David P. Stark
                                        ------------------------------
                                        David P. Stark

March 31, 2003